UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

February 13, 2008
____________________________

Date of Report:
(Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact name of registrant as specified in its charter)
______________

Washington	000-33489	91-1144498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Eastlake Avenue East, Seattle, Washington 98102-3702
(Address of Principal Executive Offices, including Zip Code)

(206) 442-6600

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 13, 2008, ZymoGenetics, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2007. The full text of the press release is set forth in Exhibit 99.1 attached hereto. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 9.01     Financial Statements and Exhibits.

               (d)      99.1              Press Release dated February 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

Date:	February 13, 2008	By:	/s/ James A. Johnson
James A. Johnson
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued February 13, 2008